UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 20, 2018

NOVATION COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-22897	74-2830661
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Grand Boulevard, Suite 201B, Kansas City, MO		64106
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (816) 237-7000

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Novation Companies, Inc. (the “Company”) is party to a Rights Agreement with Computershare Trust Company, N.A., as Rights Agent (the “Rights Agent”), dated as of September 15, 2011, as amended by a First Amendment to Rights Agreement dated as of June 20, 2014 and a Second Amendment to Rights Agreement dated as of August 24, 2015 (as amended, the “Rights Agreement”). The Rights Agreement is designed to preserve the Company’s ability to use its net operating loss carryforwards (“NOLs”) to reduce potential future income tax liability by generally deterring any person from acquiring shares of the Company’s common stock if the acquisition would result in such person, together with its affiliates and associates, beneficially owning 4.9% or more of the Company’s common stock then outstanding without the approval of the Company’s Board of Directors. The Rights Agreement was ratified, and the extension of its term for 36 months was approved by the Company’s shareholders on July 21, 2015.

On July 20, 2018, the Company and the Rights Agent entered into a Third Amendment to Rights Agreement (the “Third Amendment”) that amended the Rights Agreement to, among other things, extend the term of the Rights Agreement to the earlier of (i) 5:00 p.m., New York City time, on the date that the votes of the shareholders of the Company with respect to the Company’s 2018 annual meeting of the shareholders are certified, unless the continuation of the Rights Agreement is approved by the affirmative vote of the majority of the votes cast at such meeting, or (ii) 5:00 p.m., New York City time, on July 20, 2021. The Company intends to submit the continuation of the Rights Agreements to its shareholders for approval at the Company’s 2018 annual meeting of the shareholders.

The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the full text thereof, a copy of which has been filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders

The information regarding the Third Amendment set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Third Amendment to Rights Agreement, dated as of July 20, 2018, between Novation Companies, Inc. and Computershare Trust Company, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVATION COMPANIES, INC.

DATE: July 24, 2018	/s/ Carolyn K. Campbell
Carolyn K. Campbell Chief Financial Officer